UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2018

ARES MANAGEMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36429	80-0962035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Avenue of the Stars, 12th Floor, Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)

(310) 201-4100

(Registrant’s telephone number, including area code)

Ares Management, L.P.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Ares Management Corporation is providing the disclosure contained in this Current Report on Form 8-K to reflect the completion of its conversion (the “Conversion”) from a Delaware limited partnership named Ares Management, L.P. (the “Partnership”) to a Delaware corporation named Ares Management Corporation (the “Corporation”) effective at 12:01 a.m. (Eastern Time) on November 26, 2018 (the “Effective Time”).  References to “Ares” in this Current Report on Form 8-K mean (i) prior to the Effective Time, Ares Management, L.P. and (ii) following the Effective Time, Ares Management Corporation.

Item 3.01        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in connection with the Conversion, on November 14, 2018, the Partnership notified the New York Stock Exchange (the “NYSE”) that the Certificate of Conversion had been filed with the Secretary of State of the State of Delaware.  At the Effective Time, (i) each Partnership common share (“Common Share”) outstanding immediately prior to the Effective Time converted into one issued and outstanding, fully paid and nonassessable share of Class A common stock, $0.01 par value per share, of the Corporation (“Class A Common Stock”),  (ii) the general partner share of the Partnership outstanding immediately prior to the Effective Time converted into 1,000 issued and outstanding, fully paid and nonassessable shares of Class B common stock, $0.01 par value per share of the Corporation (“Class B Common Stock”), (iii) the special voting share (“Special Voting Share”) of the Partnership outstanding immediately prior to the Effective Time converted into one issued and outstanding, fully paid and nonassessable share of Class C common stock, $0.01 par value per share, of the Corporation (the “Class C Common Stock” and together with the Class A Common Stock and Class B Common Stock, the “Common Stock”), (iv) each 7.00% Series A Preferred Share of the Partnership (“Series A Preferred Share”) outstanding immediately prior to the Effective Time converted into one issued and outstanding, fully paid and nonassessable share of preferred stock, $0.01 par value per share, of the Corporation, designated as “7.00% Series A Preferred Stock” (“Series A Preferred Stock”).

As of the open of business on Monday, November 26, 2018, the NYSE ceased trading of the Common Shares and Series A Preferred Shares on the NYSE and commenced trading of the Class A Common Stock (CUSIP: 03990B 101) and Series A Preferred Stock (CUSIP: 03990B 200) on the NYSE under the existing ticker symbols “ARES” and “ARES.PRA”, respectively, and we expect the NYSE to file with the Securities and Exchange Commission an application on Form 25 to report that the Common Shares and Series A Preferred Shares are discontinued for trading on the NYSE.

Item 3.03        Material Modification to Rights of Security Holders.

The Certificate of Incorporation and Bylaws provide the Corporation’s stockholders following the Conversion with substantially the same rights and obligations that limited partners have in the Partnership’s limited partnership agreement (the “LP Agreement”). While limited partners were not generally entitled to vote with respect to governance of the Partnership, except for those few matters set forth in the LP Agreement, as a result of the Conversion, except as otherwise expressly provided in the Certificate of Incorporation, the holders of Common Stock are entitled to vote on all matters on which stockholders of a corporation are generally entitled to vote under the Delaware General Corporation Law (the “DGCL”), including the election of the board of directors of the Corporation.  Holders of Class A Common Stock became entitled to one vote per share of Class A Common Stock.  On any date on which the Ares Ownership Condition (as defined in the Certificate of Incorporation) is satisfied, holders of Class B Common Stock are, in the aggregate, entitled to a number of votes equal to (x) four times the aggregate number of votes attributable to the Class A Common Stock minus (y) the aggregate number of votes attributable to the Class C Common Stock.  On any date on which the Ares Ownership Condition is not satisfied, holders of Class B Common Stock are not entitled to vote on any matter submitted to a vote of the stockholders of the Corporation.  The holder of Class C Common Stock is generally entitled to a number of votes equal to the number of Ares Operating Group Units (as defined in the Certificate of Incorporation) held of record by each Ares Operating Group Limited Partner (as defined in the Certificate of Incorporation) other than the Corporation and its subsidiaries.  The Class B Common Stock and the Class C Common Stock are non-economic and shall not be entitled to (i) dividends from the Corporation or (ii) receive any assets of the Corporation in the event of any dissolution, liquidation or winding up of the Corporation.  Except as provided in the Certificate of Incorporation and Bylaws and under the DGCL and the rules of the NYSE, shares of Series A Preferred Stock are generally non-voting, substantially consistent with the existing Series A Preferred Shares.

Ares Management GP LLC (“Ares GP”) is the sole holder of the Class B Common Stock.  Ares Voting LLC is the sole holder of Class C Common Stock.  As a result, the Corporation is a “controlled company” within the meaning of the corporate governance standards of the NYSE and, like the Partnership, qualifies for exceptions from certain corporate governance rules of the NYSE.

To the extent applicable, the disclosures set forth in (i) Item 3.01 above, (ii) Item 5.03 below and (iii) Item 8.01 below are incorporated herein by reference.

Item 5.02                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a result of the Conversion, the business and affairs of the Corporation will be overseen by the board of directors of the Corporation, rather than Ares GP, which oversaw the business and affairs of the Partnership as its general partner prior to the Conversion. The directors and executive officers of Ares GP immediately prior to the Effective Time will be the directors and executive officers of the Corporation at the Effective Time.  In addition, the committees of the board, and the membership thereof, immediately prior to the Effective Time, were replicated at the Corporation at the Effective Time.

Item 5.03                        Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On November 14, 2018, to implement the Conversion, Ares GP, in its capacity as the Partnership’s general partner, filed with the Secretary of State of the State of Delaware the Certificate of Conversion and, in its capacity as the sole incorporator of the Corporation, filed with the Secretary of State of the State of Delaware the Certificate of Incorporation.  The Conversion became effective at the Effective Time.

At the Effective Time, the Partnership converted to the Corporation pursuant to a plan of conversion (the “Plan of Conversion”), and the Certificate of Incorporation and the Bylaws of the Corporation became effective.  The full text of the Certificate of Conversion, Certificate of Incorporation and Bylaws are filed as Exhibits 99.2, 99.3 and 99.4, respectively, to the Partnership’s Current Report on Form 8-K filed on November 15, 2018 and are incorporated herein by reference as Exhibits 3.1, 3.2 and 3.3, respectively.

Item 8.01                        Other Events.

In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Corporation is a successor registrant to the Partnership and thereby subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. The shares of Class A Common Stock and Series A Preferred Stock of the Corporation, as the successor registrant to the Partnership, are deemed to be registered under Section 12(b) of the Exchange Act.

Holders of uncertificated units of the Partnership immediately prior to the Conversion continued as holders of uncertificated stock of the Corporation upon effectiveness of the Conversion.

Description of Capital Stock and Risk Factors

The Description of Capital Stock set forth in Exhibit 99.1 is being filed for the purpose of providing a description of the capital stock of Ares. The Description of Capital Stock summarizes the material terms of Ares’s capital stock as of the date hereof. This summary is not a complete description of the terms of Ares’s capital stock and is qualified by reference to Ares’s Certificate of Incorporation and Bylaws, each filed herewith, as well as applicable provisions of Delaware law.

The risk factors set forth in Exhibit 99.2 are being filed for the purpose of modifying and supplementing certain of the risk factors disclosed under the heading “Risk Factors—Risks Related to our Organization and Structure” in Ares Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on March 1, 2018, and should be read in conjunction with the disclosures contained therein.

The Description of Capital Stock set forth in Exhibit 99.1 and the risk factors set forth in Exhibit 99.2 are incorporated into this Item 8.01 by reference. The disclosure contained in this Current Report on Form 8-K modifies and supersedes any corresponding discussions included in any registration statement or report previously filed with the SEC pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder to the extent they are inconsistent with such information.

Item 9.01                        Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit Description
3.1	Certificate of Conversion of Ares Management, L.P. (incorporated by reference to Exhibit 99.2 to Ares Management, L.P.’s Current Report on Form 8-K filed on November 15, 2018).

3.2	Certificate of Incorporation of Ares Management Corporation (incorporated by reference to Exhibit 99.3 to Ares Management, L.P.’s Current Report on Form 8-K filed on November 15, 2018).

3.3	Bylaws of Ares Management Corporation (incorporated by reference to Exhibit 99.4 to Ares Management, L.P.’s Current Report on Form 8-K filed on November 15, 2018).

99.1	Description of Capital Stock

99.2	Risk Factors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 26, 2018	Ares Management Corporation

	By:	/s/ Michael D. Weiner
		Name:	Michael D. Weiner
		Title:	Executive Vice President, Chief Legal Officer and Secretary